Exhibit 99.1

Cliff Illig Retires from Cerner Board of Directors

KANSAS CITY, Mo. - January 15, 2019 - Cerner Corporation (Nasdaq:CERN) announced today that Cliff Illig, company co-founder and vice chairman of the board of directors, has retired from Cerner to focus on outside interests.

Illig co-founded Cerner in 1979 and has served on the board since 1980. He has been vice chairman since March 1999, except for July 2017 through February 2018, when he was chairman of the board and interim CEO. Illig previously served as the company's chief operating officer until October 1998, and as president of Cerner until March 1999.

"On behalf of the board of directors, as well as our more than 28,000 associates worldwide, I want to thank Cliff for his extraordinary contributions to Cerner," said Brent Shafer, Cerner chairman and CEO. "Cliff's relentless focus on client experience, commitment to operational excellence and his attention to detail are indelibly instilled in Cerner's culture, and his impact on the company will last for decades to come."

Illig was instrumental in Cerner's rise from a start-up to a leading global health IT company, serving as the driving force behind Cerner's operations, client service methodologies, and sales and marketing strategies.

"I am extremely proud of what Cerner associates have accomplished in the past four decades, and am gratified in knowing that Cerner is well-positioned for continued success," said Illig.

"It was one year ago that we announced Brent as our new chairman and CEO," Illig continued. "Having had the opportunity to work alongside him during the transition, I have become even more confident in his leadership. It's very clear to me that the work that Brent and Cerner's strong leadership team have done this past year has the company on the right path. That, combined with my focus on a growing number of outside interests, led me to what I believe is the right decision at the right time - the decision to leave the enterprise that has meant a great deal to me for my entire career."

Illig will continue managing an array of business and civic interests, including his ownership in the Sporting Kansas City professional soccer club and deep involvement in Major League Soccer; his active investment in a number of early-stage entrepreneurial enterprises; membership on the board of the Stowers Institute for Medical Research; and engagement in several significant non-profit organizations focused on regional economic, workforce and youth development.

"Along with his board and business leadership, Cliff has made a significant impact on the Greater Kansas City civic community," said fellow board member and former YRC Worldwide CEO Bill Zollars. "He plans to continue working to 'power up' the regional entrepreneurial ecosystem, and has pledged his continued engagement in community efforts that complement Cerner’s growth and that of the region. Cerner - and no doubt the Kansas City community - gratefully welcome his ongoing support."

"It has been my privilege to be part of the growing, highly capable Cerner team that for nearly 40 years has dedicated its efforts to assisting clients in the digital transformation of health care, and in improving the health of populations here and in many countries around the globe," said Illig.

About Cerner

Cerner's health technologies connect people and information systems at more than 27,500 contracted provider facilities worldwide dedicated to creating smarter and better care for individuals and communities. Recognized globally for innovation, Cerner assists clinicians in making care decisions and assists organizations in managing the health of their populations. The company also offers an integrated clinical and financial systems to help manage day-to-day revenue functions, as well as a wide range of services to support clinical, financial and operational needs, focused on people.

For more information, visit Cerner.com, The Cerner Blog, The Cerner Podcast or connect on Facebook, Instagram, LinkedIn or Twitter. Nasdaq: CERN. Smarter Care. Better Outcomes. Healthier You.

All statements in this press release that do not directly and exclusively relate to historical facts constitute forward-looking statements. These forward-looking statements are based on the current beliefs, expectations and assumptions of Cerner's management with respect to future events and are subject to a number of significant risks and uncertainties. It is important to note that Cerner's performance, and actual results, financial condition or business could differ materially from those expressed in such forward-looking statements. The word "positioned" is intended to identify such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the possibility of significant costs and reputational harm related to product-related liabilities; potential claims for system errors and warranties; the possibility of interruption at our data centers or client support facilities that could expose us to significant costs and reputational harm; the possibility of increased expenses, exposure to legal claims and regulatory actions and reputational harm associated with a cyberattack or other breach in our IT security; our proprietary technology may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others; potential claims or other risks associated with relying on open source software in our proprietary software, solutions or services; material adverse resolution of legal proceedings; risks associated with our global operations, including without limitation greater difficulty in collecting accounts receivable; risks associated with fluctuations in foreign currency exchange rates; changes in tax laws, regulations or guidance that could adversely affect our tax position and/or challenges to our tax positions in the U.S. and non-U.S. countries; the uncertainty surrounding the impact of the United Kingdom's vote to leave the European Union (commonly referred to as Brexit) on our global business; risks associated with the unexpected loss or recruitment and retention of key personnel or the failure to successfully develop and execute succession planning to assure transitions of key associates and their knowledge, relationships and expertise; risks related to our dependence on strategic relationships and third party suppliers; risks inherent with business acquisitions and combinations and the integration thereof into our business; risks associated with volatility and disruption resulting from global economic or market conditions; significant competition and our ability to quickly respond to market changes and changing technologies and to bring competitive new solutions, devices, features and services to market in a timely fashion; managing growth in the new markets in which we offer solutions, health care devices or services; long sales cycles for our solutions and services; risks inherent in contracting with government clients, including without limitation, complying with strict compliance and disclosure obligations, navigating complex procurement rules and processes and defending against bid protests; risks associated with our outstanding and future indebtedness, such as compliance with restrictive covenants, which may limit our flexibility to operate our business; changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect our financial statements; the potential for losses resulting from asset impairment charges; changing political, economic, regulatory and judicial influences, which could impact the purchasing practices and operations of our clients and increase costs to deliver compliant solutions and services; non-compliance with laws, government regulation or certain industry initiatives; variations in our quarterly operating results; potential variations in our sales forecasts compared to actual sales; volatility in the trading price of our common stock and the timing and volume of market activity; and our directors’ authority to issue preferred stock and the anti-takeover provisions in our corporate governance documents. Additional discussion of these and other risks, uncertainties and factors affecting Cerner's business is contained in Cerner's filings with the Securities and Exchange Commission. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. Except as required by law, Cerner undertakes no obligation to update forward- looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in our business, results of operations or financial condition over time.

Media Contact:
Misti Preston, Cerner public relations, Misti.Preston@Cerner.com, (816) 299-2037